UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2023

Akoya Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40344	47-5586242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, 6th Floor Marlborough, MA	01752
(Address of principal executive offices)	(Zip Code)

(855) 896-8401

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.00001 per share	AKYA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 3, 2023, Akoya Biosciences, Inc. (the “Company”) entered into a Separation Agreement and Release (the “Separation Agreement”) with Marilee Moy, the Company’s former Chief People Officer, in connection with Ms. Moy’s termination of employment on June 7, 2023.

The Separation Agreement provides that, in consideration for her execution of the Separation Agreement and non-revocation of a waiver and release of claims relating thereto and in lieu of any severance payments and benefits set forth in the Company’s Executive Severance Plan to which she may otherwise be entitled, Ms. Moy will be entitled to an award of 53,652 restricted stock units under the Company’s 2021 Equity Incentive Plan, each representing a right to receive an issuance of one share of the Company’s common stock (the “RSUs”). The RSUs will vest fully on the eighth day following the date of execution of the Separation Agreement (such eighth day, the “Effective Date”) provided Ms. Moy does not revoke her waiver and release of claims prior to such time. No RSUs are eligible to vest if the Effective Date of the Separation Agreement does not occur.

Contingent upon the occurrence of the Effective Date, the Company will also be obligated to pay the applicable premiums for continuing the health care coverage for Ms. Moy and Ms. Moy’s dependents who are covered immediately prior to the Effective Date under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, for a period of nine months commencing July 2023.

The foregoing description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

10.1	Separation Agreement and Release, dated July 3, 2023, by and between the Company and Marilee Moy
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2023	Akoya Biosciences, Inc.

	By:	/s/ Brian McKelligon
Brian McKelligon
Chief Executive Officer

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